UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

POLONIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35739	45-3181577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006

(Address of principal executive offices) (Zip Code)

(215) 938-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 15, 2015, the Board of Directors of Polonia Bancorp, Inc. (the “Company”) approved the voluntary withdrawal of the Company’s common stock, par value $0.01 per share, from listing on the NASDAQ Capital Market (“NASDAQ”). On December 17, 2015, the Company notified The NASDAQ Stock Market LLC of its intention to voluntarily withdraw the Company’s common stock, par value $0.01 per share, from listing on NASDAQ and to file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 on Form 25 with the Securities and Exchange Commission on or after December 28, 2015. The Company anticipates that the last day of trading for its common stock on NASDAQ will be Monday, December 28, 2015, and its common stock will be quoted beginning Tuesday, December 29, 2015 on the OTC Bulletin Board.

Item 8.01	Other Events.

In connection with the decision to voluntarily withdraw the Company’s common stock from listing on NASDAQ, the Company issued a press release.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated December 17, 2015.

Special Note Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company.  Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions.  Additionally, all statements in this Current Report on Form 8-K, including forward-looking statements, speak only as of the date they are made, and the Company does not undertake any obligation to update any statement in light of new information or future events. Certain factors that could cause actual results to differ materially from expected results include delays in consummation of the withdrawal from listing, delays in commencing the over-the-counter trading, increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and Polonia Bank are engaged. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2015	By:	/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer